Investor Presentation

September 2016



First National Corporation

Forward-Looking Statements

The Company makes forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include statements regarding profitability, liquidity, adequacy of capital, the allowance for loan losses, interest rate sensitivity, market risk, growth strategy, and financial and other goals. The words, “believes,” “expects,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends,” or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are subject to significant uncertainties.

Because of these uncertainties, actual future results may be materially different from the results indicated by these forward-looking statements. In addition, past results of operations do not necessarily indicate future results. The following presentation should be read in conjunction with the consolidated financial statements and related notes included in Part I, Item I and Part II, Item 1A, of Form 10-Q for the period ending June 30, 2016 and Part II, Item 8, and Item 1A. Risk Factors of the Company’s Form 10-K for the year ended December 31, 2015.

Corporate Profile

- Community bank built on people and relationships
- Virginia-based franchise founded in 1907, 1 hour west of Washington, DC
- Full service commercial bank, 14 branches, $711 million in assets in the Shenandoah Valley and central Virginia
- Low-cost deposit portfolio at 0.21% cost of deposits
- Wealth management division with $182 million in assets under management at 6/30/2016
- Superior asset quality with NPAs/Assets of 0.63%
- Demonstrated ability to execute acquisitions

Locations


Fairmont
Terra Alta
Oakland
Keyser
Martinsburg
Frederick
Towson
Lochearn
Essex
Middleway
Gainesboro
Ellicott City
Baltimore
Winchester
Germantown
Columbia
Parsons
Old Fields
Leesburg
Rockville
Glen Burnie
Buckhannon
Petersburg
Strasburg
Bethesda
Silver Spring
Annapolis
Elkins
Seneca Rocks Nat'l Recreation Area
Front Royal
Chantilly
Arlington
Washington
Woodstock
Manassas
Fairfax
Alexandria
Circleville
Franklin
Timberville
Luray
Warrenton
Dale City
St Charles
Harrisonburg
Culpeper
Aquia
La Plata
Golden Beach
Monterey
Bridgewater
Chancellor
Fredericksburg
Chaptico
Marlinton
George Washington National Forest
Ruckersville
Potomac
Staunton
Fort Ap Hill
Tidewater Trail
Montross
Ridge
Warm Springs
Waynesboro
Charlottesville
Stuarts Draft
Beaverdam
Tappahannock
Cunningham
Covington
Lexington
Lovingston
Ashland
Lancaster
Jamaica
Buena Vista
Sweet Springs
Natural Bridge
Tuckahoe
Richmond
Buckingham
Saluda
Rappahannock
Amsterdam
Macon
Lynchburg
Chester
Ware Neck
Bedford
Roanoke
Farmville
Hopewell
Williamsburg
Rustburg
Petersburg
Cave Spring
James
York River
Altavista
Branch
Charlotte Court House
Newport News
bing
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Attractive Virginia Markets

Vibrant markets with growth opportunities


OLD TOWN WINCHESTER
1752
1752





Winchester MSA


Projected population
180,000
160,000
140,000
120,000
100,000
80,000
60,000
2000
2010
2020
2030
2040

Harrisonburg MSA


180,000
160,000
140,000
120,000
100,000
80,000
60,000
2000
2010
2020
2030
2040

Staunton-Waynesboro MSA


180,000
160,000
140,000
120,000
100,000
80,000
60,000
2000
2010
2020
2030
2040

Communities with large regional medical centers, federal government, higher education, which includes Shenandoah University, James Madison University and Mary Baldwin University. Unemployment rates well below the national rate.

Source: Virginia Employment Commission, March 2016

Experienced Team

Executive	Role	Industry Experience	Years in Market
Scott Harvard	President/CEO	39 years	6 years
Dennis Dysart	Sr. EVP/COO	23 years	23 years
Shane Bell	EVP/CFO	22 years	14 years
Samuel Crow, Jr.	EVP/CCO	25 years	2 years
Butch Smiley	Regional President	34 years	34 years

- Experienced and motivated management team aligned with shareholders
- Well-connected to the business/professional community in its markets
- Impressive track record in community banking and creation of franchise value
- Excellent regulatory relationships

Strategy

Deliver a consistent, reliable return to shareholders through an efficient operation with organic and opportunistic growth in markets where community engagement is valued.


Build Shareholder Value
Organic Initiatives
Acquisitions
Expense Reduction
NIM Expansion
Fee Income Generation
Earning Asset Growth
Whole Bank
Branch(es)
Non-Bank

- *Grow assets without adding significant overhead*
- *Continue deploying cash and securities into loans*
- *Increase market share in vibrant markets*
- *Leverage seasoned bankers in new markets, lender lift-outs, LPOs*
- *Enter new markets, gain scale and efficiencies*
- *Assume deposits for loan growth*
- *Diversify revenue with new businesses*

Financial Performance

(dollars in thousands) except per share data	At or for the year ended, 12/31/2013	12/31/2014	12/31/2015	Three months ended 3/31/2016	6/30/2016
Balance Sheet					
Total assets	$ 522,890	$ 518,165	$ 692,321	$ 701,043	$ 711,348
Total net loans	346,449	371,692	433,475	448,556	459,812
Deposits	450,711	444,338	627,116	633,118	630,346
Total equity	53,560	59,564	45,953	47,700	49,258
Balance Sheet Ratios					
Loans / Deposits	79.23%	85.16%	70.00%	71.72%	73.86%
TCE / TA	7.44%	8.66%	6.32%	6.52%	6.67%
Leverage ratio	11.75%	13.47%	8.08%	8.16%	8.23%
Total capital ratio	18.21%	19.93%	14.94%	14.72%	14.56%
Performance					
Net income	$ 9,874	$ 7,631	$ 2,655	$ 1,099	$ 1,433
Diluted EPS	$ 1.83	$ 1.32	$ 0.31	$ 0.22	$ 0.29
ROAA	1.85%	1.45%	0.41%	0.64%	0.82%
ROAE	21.87%	13.49%	4.58%	9.39%	11.90%
Net interest margin	3.72%	3.86%	3.52%	3.63%	3.62%
Efficiency ratio	74.77%	73.96%	80.92%	77.32%	71.62%
Asset Quality					
NPAs / Assets	2.81%	1.91%	0.94%	0.91%	0.63%
NCO / Avg loans	0.53%	0.02%	0.27%	0.00%	-0.19%
Reserves / Loans	2.98%	1.77%	1.26%	1.21%	1.23%

Peer Comparison

Return on Assets	Return on Equity	Efficiency Ratio	Net Interest Margin MRQ	Loans / Deposits	Cash & Securities / Deposits	NPAs / Assets	Reserves / Loans



1.50% 1.20% 0.90% 0.60% 0.30% 0.00%
16.0% 13.0% 10.0% 7.0% 4.0% 1.0% -2.0%
90.0% 82.0% 74.0% 66.0% 58.0% 50.0%
4.50% 4.20% 3.90% 3.60% 3.30% 3.00%
110.0% 100.0% 90.0% 80.0% 70.0% 60.0%
35.0% 30.0% 25.0% 20.0% 15.0% 10.0%
3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00%
1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 0.40%

	Return on Assets	Return on Equity	Efficiency Ratio	Net Interest Margin MRQ	Loans / Deposits	Cash & Securities / Deposits	NPAs / Assets	Reserves / Loans
Peer	0.95%	8.6%	71.8%	3.73%	90.6%	22.1%	1.60%	1.03%
FXNC	0.82%	11.9%	71.6%	3.62%	73.9%	32.5%	0.63%	1.23%

1-4 Family / Loans	CRE & Multi / Loans	C&I / Loans	Non-interest bearing / Deposits	Savings & MMDA / Deposits	Time / Deposits	12/31/15 Total Risk-Based Capital	12/31/15 Leverage Ratio



60.0% 50.0% 40.0% 30.0% 20.0% 10.0%
60.0% 50.0% 40.0% 30.0% 20.0% 10.0%
20.0% 16.0% 12.0% 8.0% 4.0% 0.0%
30.0% 25.0% 20.0% 15.0% 10.0% 5.0%
70.0% 60.0% 50.0% 40.0% 30.0% 20.0%
50.0% 42.0% 34.0% 26.0% 18.0% 10.0%
18.0% 16.0% 14.0% 12.0% 10.0% 8.0%
14.0% 12.0% 10.0% 8.0% 6.0%

	1-4 Family / Loans	CRE & Multi / Loans	C&I / Loans	Non-interest bearing / Deposits	Savings & MMDA / Deposits	Time / Deposits	12/31/15 Total Risk-Based Capital	12/31/15 Leverage Ratio
Peer	37.0%	32.0%	10.0%	19.9%	44.9%	31.2%	13.3%	10.3%
FXNC	42.4%	42.7%	5.2%	25.3%	44.6%	21.2%	14.9%	8.1%

Median of peer group | FXNC | 1 standard deviation from the mean

Source: SNL Financial. Peers defined as banks in Virginia with assets between $500 million and $1 billion as of 6/30/16.

Growth by Acquisition

- Purchased 6 branches with $186 million deposits
- 21,854 deposit accounts at 0.19% cost of deposits
- Announced on 11/19/14, completed on 4/17/15
- Bargain purchase gain (no goodwill intangible)
- Leveraged existing capital
- Hired regional President and two market executives to deploy deposits into loans
- Expanded footprint into attractive new markets

Pre-Acquisition Households



McConnelsville
New Martinsville
Middlebourne
Vienna
West Union
Clarksburg
Morgantown
Kingwood
Parkersburg
New Milton
Parsons
Elizabeth
Spencer
Weston
Elkins
Franklin
Sutton
Clay
Glade View
Summersville
Monterey
Staunton
Fayetteville
Oak Hill
Warm Springs
Waynesboro
Lewisburg
Beckley
Lexington
Welch
Union
Bluefield
Blacksburg
Wytheville
Salem
Bedford
Roanoke
Hillsville
Taylors Valley
Independence
Eden
Frostburg
Cumberland
Gettysburg
York
Hanover
Newark
Cherry Hill
Wilmington
Hagerstown
Towson
Vineland
Catonsville
Columbia
Baltimore
Dover
Annapolis
DEL.
Milford
Washington
Denton
Georgetown
Cambridge
Seaford
Dale City
Ocean Pines
Fredericksburg
Lexington Park
Salisbury
Orange
Princess Anne
Snow Hill
Charlottesville
Pocomoke City
Heathsville
Lancaster
Lee Mont
Atlantic
Cunningham
64
Accomac
Metompkin
Tuckahoe
Buckingham
White Stone Beach
Richmond
Lynchburg
Farmville
Hopewell
Eastville
Charlotte Court House
Petersburg
Hampton
Virginia Beach
Norfolk
Lunenburg
Suffolk
Wolf Trap
South Hill
Emporia
Danville
Boydton
Chesapeake

Post-Acquisition Households



McConnellsburg
Gettysburg
York
Chester
Cherry Hi
New Martinsville
McConnelsville
Frostburg
Cumberland
Hanover
Newark
Wilmington
Middlebourne
Morgantown
MARYLAND
Elkton
West Union
Edgewood
Vineland
Clarksburg
Catonsville
Parkersburg
New Milton
Baltimore
Dover
Parsons
Columbia
Elizabeth
Annapolis
Weston
Elkins
Spencer
DEL.
Washington
Georgetown
WEST VIRGINIA
Franklin
Easton
Cambridge
Clay
Webster Springs
Dale City
Seaford
Parsonsburg
Ocean Pines
Summersville
Orange
Fredericksburg
Salisbury
Fayetteville
Princess Anne
Snow Hill
Charlottesville
Pocomoke City
Warm Springs
Heathsville
Oak Hill
Lewisburg
64
Lee Mont
Atlantic
Beckley
Lexington
Lancaster
Metompkin
Shady Spring
Tuckahoe
Saluda
Pungoteague
Welch
Richmond
Bluefield
Salem
Bedford
Eastville
Tazewell
Roanoke
Petersburg
Hampton
Wytheville
Charlotte Court House
Virginia Beach
Norfolk
Taylors Valley
Hillsville
South Hill
Emporia
Suffolk
Independence
Danville
Boydton
Chesapeake

Balance Sheet Growth


Total assets ($mm)
$522.9
$518.2
$692.3
$701.0
$711.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
+34%
$136.6
$109.0
$212.8
$204.9
$204.8
$346.4
$371.7
$433.5
$448.6
$459.8
2013
2014
2015
1Q16
2Q16
Loans, net
Securities, cash, fed funds
Other

Improved Profitability



Asset remix
Efficiency initiatives
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
ROAE
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
ROAA
Branch acquisition
3.62%
0.42%
2.96%
0.26%
4.84%
0.42%
7.07%
0.54%
9.34%
0.64%
11.90%
0.82%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
ROAA
ROE

Improved Profitability

Earning asset growth



$500.0
$450.0
$400.0
$350.0
$300.0
Loans, net
$6.2
$5.5
$4.7
$4.0
$3.2
Net Interest Income
$4.6
$5.1
$5.4
$5.6
$5.7
$5.8
$391.7
$385.6
$400.8
$433.5
$448.6
$459.8
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
Loans, net
Net interest income

(in millions)

Improved Profitability

Expense reduction



250
200
150
100
50
0
FTEs
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
Non-interest expense
$5.5
$6.9
$6.7
$6.5
$6.1
$5.9
154
199
193
187
179
168
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
FTEs
Non-interest expense

(in millions)

Improved Profitability

Productivity & efficiency



$4.6
$4.4
$4.2
$4.0
$3.8
$3.6
$3.4
$3.2
$3.0
Assets / FTE
88.0%
84.0%
80.0%
76.0%
72.0%
68.0%
64.0%
60.0%
Efficiency ratio
80.5%
83.5%
81.4%
78.4%
77.3%
71.6%
$3.4
$3.5
$3.6
$3.7
$3.9
$4.2
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
Total Assets/Employees
Efficiency Ratio

(dollars in millions)

Earnings Per Share

4 consecutive quarters of earnings improvement



$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.04
$0.02
$0.08
$0.17
$0.22
$0.29
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16

(basic and diluted)

Asset Quality

Improved risk management

Nonperforming Assets ($000)



$20,000
$15,000
$10,000
$5,000
$0
$14,708
$9,888
$6,533
$6,370
$4,499
2013
2014
2015
1Q16
2Q16
Nonaccrual loans
OREO

NPAs / Assets



4.0%
3.0%
2.0%
1.0%
0.0%
1.60%
0.63%
2013
2014
2015
1Q16
2Q16
FXNC
Peers

Nonperforming assets comprised of non-accrual loans and other real estate owned. Peers defined as banks in Virginia with assets between $500 million to $1 billion as of 6/30/16.

Growth Opportunities

Organic Initiatives

Winchester MSA

Institution	Deposits in Market ($000)
BB&T Corp.	$693,468
Wells Fargo & Co.	410,807
Eagle Financial Services Inc.	291,180
Romney Bankshares Inc.	192,346
First National Corp.	***172,474***
Eastern Bancshares Inc.	132,319
United Bankshares Inc.	123,757
Summit Financial Group Inc.	104,690
Union Bkshs Corp	65,767
SunTrust Banks Inc.	47,372
Total In Market	**$2,339,908**

Harrisonburg MSA

Institution	Deposits in Market ($000)
Wells Fargo & Co.	$387,733
F & M Bank Corp.	387,641
BB&T Corp.	380,745
Bank of America Corp.	264,944
United Bankshares Inc.	167,890
SunTrust Banks Inc.	128,861
Union Bkshs Corp	121,551
Carter Bank & Trust	77,239
Summit Financial Group Inc.	53,967
First Bancorp Inc.	49,747
First National Corp.	***29,449***
Total In Market	**$2,135,284**

Staunton – Waynesboro MSA

Institution	Deposits in Market ($000)
Union Bkshs Corp	$374,755
BB&T Corp.	267,564
City Holding Co.	219,377
First Bancorp Inc.	194,701
Frontier Community Bank	83,202
First National Corp.	***73,531***
Carter Bank & Trust	66,288
United Bankshares Inc.	55,325
Wells Fargo & Co.	53,807
Total In Market	**$1,441,466**

Increase market share by leveraging seasoned bankers in vibrant markets

Source: SNL Financial 6/30/15

Growth Opportunities
Acquisitions


Number of Virginia banks by asset size
35
30
25
20
15
10
5
0
6
15
17
16
31
> $5B
$1B to $5B
$500M to $1B
$250M to $500M
< $250M

Source: SNL Financial

Profitability Opportunities

Continued revenue growth and expense management



Efficiency Ratio
82.0%
80.0%
78.0%
76.0%
74.0%
72.0%
70.0%
68.0%
66.0%
74.8%
74.0%
80.9%
77.3%
71.6%
71.8%
2013 Y
2014 Y
2015 Y
1Q16
2Q16
VA Peer*

Source: SNL Financial

* Peers defined as banks in Virginia with assets between $500 million to $1 billion at 6/30/16.

Stock Profile

Ticker symbol	FXNC
Exchange	OTC
Current market price (1)	$10.80
Common shares outstanding	4,925,599
Market capitalization	$53.2 million
Insider ownership	17.4%
Institutional ownership	7.5%
Quarterly cash dividend (2)	$0.03, dividend yield 1.1%
Average volume (LTM)	1,999
EPS (MRQ)	$0.29
Tangible book value per share	$9.61

Source: SNL Financial, data as of August 25, 2016
(1) Closing price as of September 15, 2016
(2) Second quarter cash dividend

FXNC Stock Performance (LTM)


$10.80
+29% year over year
$11.00
$10.50
$10.00
$9.50
$9.00
$8.50
$8.00
$7.50
Sep-15
Nov-15
Jan-16
Mar-16
May-16
Jul-16

As of September 15, 2016

Value Proposition

- Significant liquidity remains available for loan and revenue growth
- Executing plan to improve efficiency ratio
- Proven track record of executing strategic plan
- Sixth-lowest cost of funds in the Commonwealth of Virginia
- Poised to take market share in attractive, growing markets in Virginia
- Top quartile for non-interest income in Virginia peer group

Appendix

Diversified Loan Portfolio


6/30/16 Loan Composition
Personal and other, 2.4%
RE Construction, 7.1%
C&I, 5.3%
CRE Other, 43.0%
RE 1-4 Family, 42.2%
RE Construction
RE 1-4 Family
CRE Other
C&I
Personal and other

Loan Composition Detail


6/30/16 Loan Composition
RE Construction 1-4 Family, 1.0%
RE Construction Other, 6.1%
RE 1-4 Family O/O, 23.2%
RE 1-4 Family Investment, 12.1%
RE Home Equity, 6.9%
CRE O/O, 19.6%
CRE Non O/O, 18.8%
CRE Farmland, 0.2%
CRE Mutlifamily, 4.4%
C&I, 5.3%
Other , 2.4%
RE Construction 1-4 Family
RE Construction Other
RE 1-4 Family O/O
RE 1-4 Family Investment
RE Home Equity
CRE O/O
CRE Non O/O
CRE Farmland
CRE Mutlifamily
C&I
Other

Loan Composition CRE Detail

CRE Owner-Occupied

		($000)
Office/Retail Buildings	6.5%	30,117
Other	2.5%	11,465
Auto (Sales/R&M)	2.0%	9,140
Office/Retail Condo	1.9%	8,942
Industrial/Warehouse	1.6%	7,245
Golf Courses	1.2%	5,645
Restaurants	1.0%	4,586
Religious Facilities	0.7%	3,445
Mixed Use	0.7%	3,106
Health/Rec. Facilities	0.7%	3,091
Conv. Store/Gas Station	0.6%	2,788
Self-Storage Facilities	0.3%	1,526
Hotel/Motel-Franchise	0.0%	-
Hotel/Motel-Private Label	0.0%	-
	19.6%	91,096

CRE Non Owner-Occupied

		($000)
Office/Retail Buildings	5.1%	23,916
Hotel/Motel-Franchise	4.3%	20,092
Industrial/Warehouse	3.1%	14,320
Mixed Use	2.0%	9,386
Office/Retail Condo	0.9%	4,233
Other	0.8%	3,913
Religious Facilities	0.8%	3,691
Self-Storage Facilities	0.8%	3,639
Hotel/Motel-Private Label	0.5%	2,415
Restaurants	0.1%	644
Conv. Store/Gas Station	0.1%	585
Health/Rec. Facilities	0.1%	511
Auto (Sales/R&M)	0.0%	56
Golf Courses	0.0%	47
	18.8%	87,448

At 6/30/16

Low Cost Deposits

6/30/16 Deposit Composition


Noninterest bearing checking, 25.3%
Interest bearing checking, 8.9%
Money market, 24.9%
Other savings, 19.7%
Time, 21.2%

- Non-maturity deposits 79% of deposits
- Low cost funding of 0.21%
- Comprised of 63% individuals, 37% businesses
- $12 thousand average balance

Driver of Value

Price / tangible book value by total assets



250%
200%
150%
100%
50%
0%
Price / TBV
94%
107%
143%
202%
<$500MM
$500MM - $1BN
$1BN - $5BN
$5BN - $10BN
Total assets

Source: SNL Financial. U.S. banks with assets less than $10 billion

Driver of Value

Price / tangible book value by efficiency ratio



250%
200%
150%
100%
50%
0%
Price / TBV
91%
86%
87%
101%
128%
151%
192%
> 100%
90% to 100%
80% to 90%
70% to 80%
60% to 70%
50% to 60%
< 50%
Efficiency ratio

Source: SNL Financial, U.S banks with assets less than $50 billion